 Exhibit 10(e)

NASD

SUBORDINATED AGREEMENT

AMENDMENT EXTENDING MATURITY DATE

SL-A

AGREEMENT BETWEEN:

Lender: SunAmerica Inc.

1 SunAmerica Center. 1999 Avenue of the Stars, 38th Floor
(Street Address)

Los Angeles                                 California                          90067-6002
(City)                                           (State)                                (Zip)

Broker-Dealer: SunAmerica Capital Services, Inc.

733 Third Avenue, 3rd F1oor
(Street Address)

New York                                             New York                                              10017
     (City)                                              (State)                                               (Zip)

NASD ID Number 13158 DATE FILED: September 30, 2000

SUBORDINATED LOAN AGREEMENT

AMENDMENT EXTENDING THE MATURITY DATE

           Amendment dated as of September 30, 2000, between SunAmerica Inc. (the "Lender") and SunAmerica Capital Services, Inc. (the "Broker-Dealer").

            In consideration of the sum of $3,000,000 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordination Agreement approved by the National Association of Securities Dealers, Inc., scheduled to mature on October 31, 2001 bearing Loan Number 10-E-SLA-10810, the Broker-Dealer and the Lender agree to extend the maturity date until October 31, 2004. This Amendment shall not become effective unless and until the NASD has found the Amendment acceptable.

             Effective November l, 2001, the interest rate on this Subordination Agreement will change from 8.5% to 9.5% percent per annum.

Signature page follows

          IN WITNESS WHEREOF the parties have set their hands and seal this 22nd day of September, 2000.

BROKER-DEALER:                                                                           SUNAMERICA CAPITAL SERVICES, INC.

[Seal]

                                                                                                            By: /s/  Debbie Potash Turner
                                                                                                             Name: Debbie Potash Turner
                                                                                                              Title:   Chief Financial Officer

LENDER	SUNAMERICA INC.

[Seal]	By: /s/ James R. Belardi
Name: James R. Belardi
Title: Executive Vice President

FOR NASD USE ONLY ACCEPTED BY: /S/ Gerald Dougherty (Name) Assistant Director (Titled) EFFECTIVE DATE: October 30, 2001 LOAD NUMBER: 10-E-SLA-10810

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SUBORDINATED LOAN AGREEMENT

LENDER'S ATTESTATION

                It is recommended that you discuss the merits of this investment with an attorney, accountant or some other person who has knowledge and experience in financial and business matters prior to executing this Agreement.

1.	I have received and reviewed NASD Form SLD, which is a reprint of Appendix D of 17 CFR 240.15c3-1, and am familiar with its provisions.
2.	I am aware that the funds or securities subject to this Agreement are not covered by the Securities Investor Protection Act of 1970.
3.	I understand that I will be furnished financial statements pursuant to SEC Rule 17a-5(c).
4.	On the date this Agreement was entered into, the broker-dealer carried funds or securities for my account. (State Yes or No) ____No__________.
5.	Lender's business relationship to the broker-dealer is: Lender is an intermediate holding company of Broker-Dealer and continuously monitors fiscal status and reports of Broker-Dealer.
6.	If the partner or stockholder is not actively engaged in the business of the broker-dealer, acknowledge receipt of the following:

a.	Certified audit and accountant's certificate dated ___________
b.

Disclosure of financial and/or operational problems since the last  certified audit which required reporting pursuant to SEC Rule 17a-11.  ( If  no such reporting was required, state "none") _______________________

c.	Balance sheet and statement of ownership equity dated _____________
d.	Most recent computation of net capital and aggregate indebtedness or aggregate debit items dated ______________ reflecting a net capital of $___________ and a ratio of ___________.
e.	Debt/equity ratio as of _____________ of ____________.
f.	Other disclosures: ______________________

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Dated: September 22, 2000	SUNAMERICA INC. (Lender)

By: /s/ James R. Belardi
Name: James R. Belardi
Title: Executive Vice President

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 OFFICER'S CERTIFICATE

I, James R. Belardi, Executive Vice President of SunAmerica Inc., a Delaware corporation (this "Corporation"), do hereby certify that the $3,000,000 subordinated loan made by this Corporation to SunAmerica Capital Services, Inc., amended to mature on October 31, 2004, does not cause the aggregate principal amount of all outstanding loans made by this Corporation to its broker-dealer subsidiaries to exceed $75 million.

Dated:    September 22, 2000

                                                                                                                                      By: /s/  James R. Belardi
                                                                                                                                         James R. Belardi, Executive Vice President

SUNAMERICA INC.

CERTIFICATE OF ASSISTANT SECRETARY

I, the undersigned, the duly elected, qualified and acting Assistant Secretary of SunAmerica Inc., a Delaware corporation (the "Corporation", do hereby certify that the following resolutions were adopted by unanimous written consent by the Executive Committee of the Board of Directors of the Corporation on the 16th day of March 2000, and that said resolutions are in full force and effect as of the date hereof:

Blanket Authorization of Subordinated Loan Agreements for Equity Capital

          WHEREAS, this Corporation, from time to time, reviews the net capital infusion needs of its wholly-owned broker-dealer subsidiaries, registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc., which include, but not limited to, SunAmerica Capital Services, Inc., Advantage Capital Corporation, SunAmerica Securities, Inc., Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelmmn & Co., Inc. and FSC Securities Corporation, and in conjunction with such review intends to provide subordinated loans to such subsidiaries pursuant to Subordinated Loan Agreements for Equity Capital;

          WHEREAS, it is in the best interests of this Corporation to provide blanket authorization for such subordinated loan transactions, which authorization shall supercede any prior authorization;

          NOW, THEREFORE, BE IT RESOLVED that the Chairman, any Vice Chairman, any Executive Vice President, or the Treasurer (the  "Designated Officers"), acting alone, be, and each hereby is authorized to effect subordinated loans to the wholly-owned broker-dealer subsidiaries of the Corporation, in an aggregate principal amount not to exceed Seventy-five Million Dollars ($75,000,000), and such authority shall supercede any prior authorization; and to make, execute and deliver such loan agreements and other documents evidencing such loans, including any Subordinated Loan Agreement for Equity Capital, as deemed necessity or appropriate;

          RESOLVED FURTHER that each of the Designated Officers are hereby authorized to make such changes in the terms and conditions of such Subordinated Loan Agreements as may be necessary to conform to the requirements of Title 17 CFR §240.lSc 3-id and the rules of the National Association of Securities Dealers; and

          RESOLVED FURTHER that the Executive Committee hereby ratifies any and all action that may have been taken by the officers of this Corporation in connection with the foregoing resolutions and authorizes the officers of this Corporation to take any and all such further actions as may be deemed appropriate to reflect these resolutions and to carry out their tenor, effect and intent.

IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the seal of the Corporation this the 23rd day of May, 2000.

                                                                                                               /s/ Lawrence M. Goldman
                                                                                                                Lawrence M. Goldman
                                                                                                                Assistant Secretary

[CORPORATE SEAL]